UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of report (Date of earliest event reported): June 27, 2007

FAR EAST ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

0-32455	88-0459590
(Commission File Number)	(IRS Employer Identification Number)

363 N. Sam Houston Parkway East, Suite 380, Houston, Texas 77060

(Address of principal executive offices)

(832) 598-0470

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed in Far East Energy Corporation’s (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission on April 27, 2007, Far East Energy (Bermuda) Ltd., a wholly-owned subsidiary of the Company, entered into three modification agreements (the “Modification Agreements”) to extend the exploration periods under the Company’s Production Sharing Contracts (“PSCs”). The Modification Agreements were conditioned upon approval of the Ministry of Commerce. On June 27, 2007, the Company was notified that the Ministry of Commerce approved each of the Modification Agreements.

For further discussion of the terms and conditions of the Modification Agreements, see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 27, 2007 and the Modification Agreements attached as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 thereto.

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SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2007

Far East Energy Corporation

By:	/s/ Bruce N. Huff
Bruce N. Huff
Chief Financial Officer

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